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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 31, 2001
                                                          ---------------


                             BLUESTONE HOLDING CORP.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   DELAWARE                          0-19499                  91-1934592
--------------------------------------------------------------------------------
(State or other                     (Commission               (IRS Employer
jurisdiction of                     File Number)            Identification No.)
 incorporation)


          650 Fifth Avenue
          NEW YORK, NEW YORK                                       10019
--------------------------------------------                  -------------
  (Address of principal executive offices)                      (zip code)


       Registrant's Telephone Number, including Area Code: (212) 484-2000
                                                           --------------


                                 HEALTHSTAR CORP.
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On August 31, 2001, BlueStone Capital Corp. ("BlueStone"), a wholly owned subsidiary of BlueStone Holding Corp., then known as HealthStar Corp. ("BlueStone Holding"), consummated the acquisition of the retail and institutional accounts and certain other assets of Shochet Securities, Inc. ("Shochet"), a licensed broker-dealer headquartered in Boca Raton, Florida, from Shochet's parent company, Shochet Holding Corp. ("Shochet Holding"), as provided for in the Agreement dated August 1, 2001, by and among BlueStone, BlueStone Holding, then known as HealthStar Corp., Shochet and Shochet Holding. Pursuant to the Agreement, BlueStone also hired 64 of Shochet's registered representatives.

Consideration for the acquisition included 100,000 shares of common stock of BlueStone Holding and the payment by BlueStone Holding of $580,000 of indebtedness of Shochet. BlueStone also agreed to pay Shochet a percentage of brokerage commissions actually received from the acquired retail and institutional accounts and any new accounts for which Shochet's registered representatives are designated as account representatives, up to a specified maximum for a specified period of time.

BlueStone will operate the newly acquired assets as a stand-alone division of BlueStone and retain the Shochet name.

The description of the Agreement set forth herein is qualified in its entirety by reference to the copy of the Agreement and the Amendment and Supplement thereto, which are filed as exhibits to this Report and which are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS.

     (a)  Financial Statements of businesses acquired.

     It is impracticable to provide the required financial information at this time. The required financial information for the business acquired will be filed by amendment to this Form 8-K within 60 days of the date this Form 8-K was required to be filed.

     (b)  PRO FORMA financial information.

     It is impracticable to provide the required pro forma financial information at this time. The required pro forma financial information will be filed by amendment to this Form 8-K within 60 days of the date this Form 8-K was required to be filed.

     (c)  Exhibits.

2.1 Agreement dated August 1, 2001, by and among BlueStone, BlueStone Holding, Shochet and Shochet Holding.

2.2  List of omitted schedules/exhibits to the Agreement.


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2.3  Amendment and Supplement dated August 31, 2001, by and among BlueStone,
     BlueStone Holding, Shochet and Shochet Holding.

2.4  List of omitted schedules to Amendment and Supplement



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            BLUESTONE HOLDING CORP.
                            a Delaware corporation


Dated: September 17, 2001   By: /s/ Steven A. Marcus
                               -----------------------
                               Name:  Steven A. Marcus
                               Title: Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX

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


EXHIBIT     DESCRIPTION
-------     -----------

2.1         Agreement dated August 1, 2001, by and among BlueStone, BlueStone Holding,
            Shochet and Shochet Holding.

2.2         List of omitted schedules/exhibits to Agreement.

2.3         Amendment and Supplement dated August 31, 2001, by and among BlueStone,
            BlueStone Holding, Shochet and Shochet Holding.

2.4         List of omitted schedules to Amendment and Supplement.

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